As filed with the Securities and Exchange Commission on May 24, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
(File No. 2-91312)
Post-Effective Amendment No. 43

and/or

REGISTRATION STATEMENT UNDER THE
	INVESTMENT COMPANY ACT OF 1940	☒
(File No. 811-04033)
Post-Effective Amendment No. 44

SIT MUTUAL FUNDS II, INC.
(Exact Name of Registrant as Specified in Charter)

3300 IDS Center, Minneapolis, Minnesota 55402
(Address of Principal Executive Offices) (Zip Code)

(612) 332-3223
(Registrant’s Telephone Number, including Area Code)

Kelly K. Boston, Staff Attorney
Sit Mutual Funds
3300 IDS Center
Minneapolis, Minnesota 55402
(Name and Address of Agent for Service)

Copy to:
Michael J. Radmer, Esq.
Dorsey & Whitney, LLP
50 South 6th Street, Suite 1500
Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on (specify date) pursuant to paragraph (b) of rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of rule 485
☒	on August 1, 2010 pursuant to paragraph (a)(1) of rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	on (specify date) pursuant to paragraph (a)(2) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant’s most recent fiscal year was filed with the Securities and Exchange Commission on or about April 13, 2010.

PROSPECTUS
AUGUST 1, 2010

Sit High Income Municipal Bond Fund — SHMIX

This Prospectus describes the Sit High Income Municipal Bond Fund that is part of the Sit Mutual Fund family. Sit Mutual Funds are a family of no-load mutual funds offering a selection of Funds to investors. Each Fund has a distinctive investment objective and risk/reward profile.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY
SIT HIGH INCOME MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income that is exempt from regular federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (only on shares held for less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.95	%(1)

(1)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$304	$528	$1,171

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.20% of the average value of the portfolio.

Summary — Sit High Income Municipal Bond Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

The Fund invests in municipal securities that are rated by a nationally recognized statistical rating organization (NRSRO), or if not rated by a NRSRO, the Fund’s Adviser determines a comparable quality rating of the non-rated securities. The Fund seeks to maintain a minimum average credit quality rating of triple-B, including the comparable ratings of the non-rated securities as determined by the Fund’s Adviser. The Fund may invest up to 60% of its assets in municipal securities rated below investment-grade, or if non-rated, determined to be of comparable quality by the Fund’s Adviser. Debt securities rated below investment-grade are commonly known as “junk bonds” and are considered predominately speculative and involve greater risk of default or price changes. The Fund may not invest in securities rated lower than B3 or B-, but may invest up to 10% of its assets in non-rated securities determined by the Adviser to have comparable ratings below B3 or B-.

Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia, and their political subdivisions, agencies, and instrumentalities. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds, revenue bonds of health care-related facilities, and revenue bonds of educational institutions, which include higher education institutions, public, private and charter schools, and student loan-backed bonds.

In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, liquidity and portfolio diversification. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 10 years based on the managers’ economic outlook and the direction in which inflation and interest rates are expected to move. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 12 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are as follows:

➢

Credit Risk: The issuers or guarantors of securities owned by the Fund may default on the payment of principal or interest or on other obligations to the Fund, or experience a decline in credit quality, causing the value of the Fund to decrease because such bonds are generally not backed by the taxing power of the issuing municipality. Bonds rated below investment-grade are also subject to a higher degree of credit risk than bonds rated investment-grade.

➢

Revenue Bond Risk: The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds because such bonds are generally not backed by the taxing power of the issuing municipality. For example, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

➢

Interest Rate Risk: The income generated by, and the values of the fixed income securities held by, the Fund may be affected by changing interest rates. An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

2

Summary — Sit High Income Municipal Bond Fund

➢	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

➢	Management Risk: A strategy used by the investment management team may not produce the intended results.

➢

Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

➢

Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

➢

Health Care Facility Revenue Obligations Risk: Because the Fund may invest a significant portion of its assets in health care facility bonds, the Fund may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payer programs.

➢

Housing Authority Bonds Risk: Because the Fund may invest a significant portion of its assets in housing authority bonds, the Fund may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs, and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financing could also reduce revenues available to pay existing obligations.

➢

Education Bond Risk: Because the Fund may invest a significant portion of its assets in education bonds, the Fund may be more affected by events influencing the education sector than a fund that is more diversified across numerous sectors. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, fluctuations in interest rates, construction costs, operating costs; student enrollment, state and federal government funding programs, and donations.

➢

High-Yield Risk: The Fund may invest up to 60% of its assets in municipal securities rated below investment-grade, or if non-rated, determined to be of comparable quality by the Fund’s Adviser. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

➢

Political, Economic and Tax Risk: The value of, the income generated by, and the ability of the Fund to sell a municipal security may be affected by constitutional amendment, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the Fund invests are located. Municipal securities backed by current or anticipated revenues from a specific project or asset, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. To the extent that a municipal security in which the Fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

➢

Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time, including high yield securities that have received ratings below investment grade. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

➢

Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adivser or the price determined by the pricing service may be different than the actual sale prices of such securities.

3

Summary — Sit High Income Municipal Bond Fund

➢

Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

HISTORICAL PERFORMANCE

The following information provides some indication of the risks in investing in the Fund. The following bar chart shows the Fund’s annual total returns for calendar years ended December 31. This information illustrates how the Fund’s performance has varied from year to year. A Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more current performance information, call 1-800-332-5580 or visit www.sitfunds.com. The bar chart assumes that all distributions have been reinvested.

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 6/30/10 (not annualized) was X.XX%.

Best Quarter: 11.38% (3Q09).
Worst Quarter: -13.75% (4Q08).

Average Annual Total Returns for periods ended December 31, 2009

The following table shows the Fund’s average annual total returns for one year and since inception compared with those of a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected. The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

		Since Inception (12/31/06)
Sit High Income Municipal Bond Fund	1 Year
Return before taxes	26.20%	-0.08%
Return after taxes on distributions	26.20	-0.08
Return after taxes on distributions and sale of Fund shares	23.12	0.59
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91	4.41

4

Summary — Sit High Income Municipal Bond Fund

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:
Michael C. Brilley, Senior Vice President, has served as Chief Fixed Income Officer of the Fund since the Fund’s inception.
Debra A. Sit, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since the Fund’s inception.
Paul J. Jungquist, Vice President – Investments, has served as Portfolio Manager of the Fund since the Fund’s inception.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $150,000. The minimum subsequent investment is $5,000. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

For additional information, please see “Buying and Selling Shares” in this Prospectus and the Statement of Additional Information.

TAX INFORMATION

The Fund expects that its distributions will consist primarily of tax-exempt interest dividends. These dividends are not subject to regular federal income tax but may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

The sale or exchange of your shares in the Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds. If, however, you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

5

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund’s investment objective and its principal investment strategies and risks are described under “Fund Summary.” This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use, as well as the principal risks that may affect the Fund’s portfolio. The Fund’s investment objectives and certain other investment restrictions designated as fundamental may not be changed without shareholder approval. These policies are described in the Statement of Additional Information. In seeking to achieve its investment objective, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore not described in this Prospectus. Additional information about some of these investments and portfolio managment techniques and their associated risks is included in the Fund’s Statement of Additional Information.

HOW THE FUND INVESTS

The Fund’s experienced management team bases its investment decisions on its economic and interest rate forecasts; its evaluation of a security’s attributes such as prepayment risk, yield, maturity, and liquidity; and the Fund’s characteristics such as average duration and diversification. Decisions to buy and sell securities are based on the management team’s best judgment to achieve the Fund’s investment objectives.

The investment objective of the Fund is to seek high current income that is exempt from regular federal income tax. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

The Fund invests in municipal securities that are rated by a nationally recognized statistical rating organization (NRSRO), or if not rated by a NRSRO, the Fund’s Adviser determines a comparable quality rating of the non-rated securities. The Fund seeks to maintain a minimum average credit quality rating of triple-B, including the comparable ratings of the non-rated securities as determined by the Fund’s Adviser. The Fund may invest up to 60% of its assets in municipal securities rated below investment-grade, or if non-rated, determined to be of comparable quality by the Fund’s Adviser. Debt securities rated below investment-grade are commonly known as “junk bonds” and are considered predominately speculative and involve greater risk of default or price changes. The Fund may not invest in securities rated lower than B3 or B-, but may invest up to 10% of its assets in non-rated securities determined by the Adviser to have comparable ratings below B3 or B-.

Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia, and their political subdivisions, agencies, and instrumentalities. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds, revenue bonds of health-care related facilities, and revenue bonds of educational institutions, which include higher education institutions, public, private and charter schools, and student loan-backed bonds.

In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, liquidity and portfolio diversification. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 10 years based on the managers’ economic outlook and the direction in which inflation and interest rates are expected to move. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 12 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

6

Additional Information about the Fund

MORE ON THE FUND’S RISKS

All investments carry some degree of risk which will affect the value of a Fund’s investments, investment performance and price of its shares. It is possible to lose money by investing in the Funds.

The principal risks of investing in the Fund are as follows:

➢

Credit Risk: The issuer of a debt security or a guarantor of a security held by the Fund or counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to the payment of interest and return of principal. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value and could affect the bond’s liquidity and make it more difficult for the Fund to sell. When the Fund purchases unrated securities, it will depend on the Adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions.

➢

Revenue Bond Risk: The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

➢

Interest Rate Risk: An increase in interest rates will cause debt securities held by the Fund to decline in value, and thereby lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

➢

Income Risk: The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below), in lower-yielding securities.

➢

Management Risk: The Fund’s performance will reflect in part the Adviser’s ability to implement its investment strategy and make investment decisions which are suited to achieving the Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. The Fund could underperform its benchmark or other mutual funds with similar investment objectives.

➢

Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. This may happen during a period of falling interest rates when an issuer can refinance its bonds by issuing new bonds which bear a lower interest rate. A Fund would then be forced to invest the unanticipated proceeds in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Fund’s income, total return and share price.

➢

Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

➢

Health Care Facility Revenue Obligations Risk: Because the Fund may invest a significant portion of its assets in health care facility bonds, the Fund may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payor programs.

7

Additional Information about the Fund

➢

Housing Authority Bonds Risk: Because the Fund may invest a significant portion of its assets in housing authority bonds, the Fund may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financing could also reduce revenues available to pay existing obligations.

➢

Education Bond Risk: Because the Fund may invest a significant portion of its assets in education bonds, the Fund may be more affected by events influencing the education sector than a fund that is more diversified across numerous sectors. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, fluctuations in interest rates, construction costs, operating costs; student enrollment, state and federal government funding programs, and donations.

➢

High-Yield Risk: The Fund may invest up to 60% of its assets in municipal securities rated below investment-grade, or if non-rated, determined to be of comparable quality by the Fund’s Adviser. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. These and related risks mean that a Fund may not achieve the expected return from non-investment grade debt securities and that its share price may be adversely affected by declines in the value of these securities.

➢

Political, Economic and Tax Risk: The value of, the income generated by, and the ability of the Fund to sell a municipal security may be affected by constitutional amendment, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the Fund invests are located. Municipal securities backed by current or anticipated revenues from a specific project or asset, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. To the extent that a municipal security in which the Fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

➢

Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time, including high yield securities that have received ratings below investment grade. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

➢

Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Fund’s net asset value (“NAV”) in response to market movements, and over longer periods during market downturns. Recently, securities markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Fund.

➢

Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adivser or the price determined by the pricing service may be different than the actual sale prices of such securities.

➢

Derivatives Risk: The Fund may incur losses from its investments in options, futures, swaps, structured debt securities and other derivative instruments. Investments in derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives to for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

8

Additional Information about the Fund

➢

Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. A Fund also may miss investment opportunities and have a lower total return during these periods.

TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, the Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. Investing in these temporary investments may reduce the Fund’s yield and prevent it from achieving its investment objective.

PORTFOLIO TURNOVER

The Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, historically, the Fund’s turnover rate has been less than 100%. The “Financial Highlights” section of this Prospectus shows the Fund’s historical portfolio turnover rate. A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by a Fund which may decrease the Fund’s yield. A high portfolio turnover rate may result in higher amounts of realized capital gain, including short-term capital gain, subject to the payment of taxes by shareholders.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings are included in the Fund’s annual and semi-annual financial reports that are mailed to shareholders of record. Additionally, a complete portfolio holdings report is filed quarterly with the SEC and is available on the SEC website at www.sec.gov or upon request from an Investor Service Representative. A complete description of the Funds’ portfolio holdings disclosure policies is available in the Fund’s Statement of Additional Information.

DURATION

Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security’s effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 2 years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Fund’s portfolio. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

SECURITIES RATINGS

When debt securities are rated by one or more nationally recognized statistical rating organization (NRSRO), the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor’s and Fitch Ratings, and Aaa, Aa, A and Baa by Moody’s Investors Services. Debt securities rated below investment-grade are commonly known as junk bonds. The Fund may invest up to 60% of its assets in municipal securities rated below investment-grade. If a debt security’s credit quality rating is downgraded after the Fund’s purchase, the Adviser will consider whether any action, such as selling the security, is warranted. The Fund may not invest in securities rated lower than B3 or B-, but may invest up to 10% of its assets in non-rated securities determined by the Adviser to have comparable ratings below B3 or B-.

9

Additional Information about the Fund

The Fund may invest without limitation in municipal securities that are not rated by a NRSRO. In most cases these bonds are non-rated because the issuer has chosen not to pay for a credit rating firm for the rating typically when the issuer determines that the extra cost incurred could be better spent on other expenses, or the issuer was unable to obtain an investment grade rating from a NRSRO. The Fund’s Adviser determines a comparable quality rating of the non-rated securities.

10

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”), 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402, is the Fund’s investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of June 30, 2010, the Adviser had approximately $X.X billion in assets under management, including approximately $X.X billion for the 12 Sit Mutual Funds.

Under an Investment Management Agreement between the Fund and the Adviser (the “Agreement”), the Adviser manages the Fund’s business and investment activities, subject to the authority of the board of directors. A discussion regarding the basis of the board of directors’ approving the Agreement is available in the Fund’s Annual Report to shareholders, dated March 31, 2010. The Fund pays the Adviser a fee for its services equal to .60% per year of the Fund’s average daily net assets.

PORTFOLIO MANAGEMENT

The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Michael C. Brilley, Senior Vice President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Paul Jungquist, Vice President of the Adviser. Roger J. Sit, Chairman, President, CEO, and Global Chief Investment Officer of the Adviser establishes and oversees Fund policy and investment management strategies.

The following table lists the individual team members that are primarily responsible for managing the Fund’s investments.

Portfolio Manager Title	Role on Management Team	Experience with: • Management Team • Advisor • Industry	Past 5 Years Business Experience
High Income Municipal Bond Fund

Michael C. Brilley Senior Vice President	Chief Fixed-Income Officer	• Fund inception on 12/31/06 • 26 yrs • 42 yrs	Senior Vice President and Senior Fixed Income Officer of the Adiser; Director and President and Chief Fixed Income Officer of Sit Investment Fixed Income Advisors, Inc. (“SF”).

Debra A. Sit Vice President — Investments	Senior Portfolio Manager	• Fund inception on 12/31/06 • 29 yrs • 29 yrs	Vice President — Bond Investments of the Adviser; Senior Vice President and Senior Portfolio Manager of SF.

Paul J. Jungquist Vice President — Investments	Portfolio Manager	• Fund inception on 12/31/06 • 16 yrs • 16 yrs	Vice President and Portfolio Manager of SF.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.

11

BUYING AND SELLING SHARES

BUYING SHARES

To Open an Account
Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$150,000	Mail a completed account application and your check payable to: Sit Mutual Funds P.O. Box 9763 Providence, RI 02940	Fax a completed account application to Sit Mutual Funds at 612-342-2111 and then call us at 1-800-332-5580 for a new account number and bank wiring instructions.	You cannot open an account and make an initial purchase online.

Certain checks and other instruments are not accepted without prior approval such as: • third party checks • money orders • travel checks • starter checks • credit card checks

Instruct your bank to wire your investment to us using the wire instrucitons we have given you. Your bank may charge a wire fee. Mail the original signed account application to:
     Sit Mutual Funds
     P.O. Box 9763
     Providence, RI 02940

	Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com.	Note for IRA Accounts: An IRA account cannot be opened over the telephone.

• Shares may be purchased on any day the NYSE is open with a minimum initial investment of $150,000.
• IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per fund.

To Add to an Account
Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$5,000

Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check payable to:
     Sit Mutual Funds
     P.O. Box 9763
     Providence, RI 02940
A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Certain checks and other instruments are not accepted without prior approval such as:
     • third party checks
     • money orders
     • travel checks
     • starter checks
     • credit card checks

Payment by Wire. Instruct your bank to wire your investment ot the Sit Mutual Funds using the wire instructions on the back of the prospectus. Call us at 1-800-332-5580 and notify us of the wire.

Payment by ACH. Call us at 1-800-332-5580 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before using the ACH feature, you must set up the ACH option on your initial account application or a Change of Account Options Form.

You may purchase additional shares of a Sit Fund online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.

•	Additional investments in any account must be at least $5,000.
•

You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Funds are open.

12

Buying and Selling Shares

SELLING SHARES

To Sell Shares
Sell by Mail		Sell by Telephone	Sell Online
Mail a written request that includes:

Call us at 1-800-332-5580 and request a sale of shares.

Before selling shares by telephone, you must set up the option on your initial account application or a Change of Account Options Form. Proceeds from the sale will be sent as directed on your application by check, bank wire or ACH. The Funds’ bank charges a wire fee to send the proceeds via bank wire (currently $8).

Note for IRA Accounts: A sale of shares from an IRA account cannot be made over the telephone. Mail a completed IRA Distribution Form to Sit Mutual Funds.

You may sell shares of a
•	account number		Sit Fund online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.
•	names and signatures of all registered owners exactly as they appear on the account
•	name of Fund and number of shares or dollar amount you want to sell
•	Medallion signature guarantee(s) if you have requested that the proceeds from the sale be:
• paid to anyone other than the registered account owners
• paid by check and mailed to an address other than the registered address
• sent via bank wire (currently an $8 fee) to a bank different than the bank authorized by you on your account application
•	supporting legal documents, if required (see “General Rules”)
•	method of payment (check, wire transfer, or ACH, see “General Rules”)

Note for IRA Accounts: Mail a signed IRA Distribution Form to Sit Mutual Funds

•

Your sale proceeds will be paid as soon as possible, generally not later than 7 days after the Funds’ receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days. You may receive proceeds from the sales of your shares in one of three ways:

	•	By Mail: Your check will generally be mailed to the address of record within 7 days after receipt of your request.
•

By Wire: Your bank account will generally be credited within 1 to 2 business days after receipt of your request. The Funds’ bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

	•	By ACH: Your bank account will generally be credited within 1 to 2 business days after receipt of your request.
•

Other Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

•

Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. A notary public stamp cannot be substituted for a medallion signature guarantee.

•

You may set up an Automatic Withdrawal Plan (minimum $100) on your initial account application or on a Change of Account Options Form. The Plan will sell shares of the selected Fund and send the proceeds by check or by ACH.

EXCHANGING SHARES

To Exchange Shares
Exchange by Mail	Exchange by Telephone	Exchange Online

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account to:
     Sit Mutual Funds
     P.O. Box 9763
     Providence, RI 02940

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by calling us at 1-800-332-5580. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.

You may sell shares of one Sit Fund and puchase shares of another Sit Fund online. Visit www.sitfunds.com to access your account.

A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

•	There is no cost to sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund.
•	Before making an exchange, please read the Prospectus and consider the investment objective of the Fund you are purchasing.
•	An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.
•

You may set up an Automatic Exchange Plan on your intial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund on any day the Funds are open.

13

ACCOUNT INFORMATION

PRICING OF FUND SHARES

Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Fund will fluctuate. A Fund’s NAV per share is calculated by adding the total value of the Fund’s investments and other assets (including accrued income), subtracting its liabilities, and dividing by the number of outstanding shares of the Fund.

The Board of Directors has adopted procedures for valuing investments and has delegated to the Adviser the daily valuation of such investments. Pursuant to the procedures, security valuations for a Fund’s investments are furnished by one or more independent pricing services that have been approved by the Fund’s Board of Directors. In certain situations, the Adviser may use the fair value of a security if prices are unavailable or are deemed unreliable. The Adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale; an event occurs after the close of a securities market (usually a foreign market) and before a Fund values its assets that would materially affect net asset value; and debt securities that have gone into default and for which there is no current market value quotation.

A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other mutual funds using their own fair valuation procedures. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security.

Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the New York Stock Exchange (“NYSE”) is open. Purchase, exchange, and sale orders received prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the net asset value per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day (or, if the next business day is a bank holiday, then two business days) after your telephone call to the Funds if you call the Funds prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.

If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

The Fund may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. A Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Fund (or its transfer agent) within agreed upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges. If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

14

Account Information

EARLY REDEMPTION FEE

The Fund charges a redemption fee on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders. It is charged to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders by reducing the trading costs and other costs associated with short-term investments in the Fund.

The “first-in, first-out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

The redemption fee will not be assessed on the following redemptions or exchanges:

➢

shares in accounts of asset allocation or wrap programs or other fee-based programs of intermediaries whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders, such as model driven programs with periodic automatic portfolio rebalancing or non-discretionary rebalancing or asset allocation programs;

➢	shares acquired through reinvestment of dividends and/or capital gains;

➢

shares redeemed in involuntary transactions, including, for example, shares redeemed from a shareholder account for purposes of complying with the anti-money laundering (AML) requirements or required by law or regulation, a regulatory agency, or a court order;

➢	shares redeemed due to the shareholder’s death; and

➢

shares redeemed from certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee; certain employer-sponsored retirement accounts (including certain plans qualified under 401(k) of the Internal Revenue Code and other types of defined contribution or employee benefit plans); and shares redeemed in connection with required distributions from an IRA.

PURCHASE RESTRICTIONS

The Fund may reject or restrict any purchase or exchange order at any time when, in the judgment of management, it is in the best interests of the Fund. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.

EXCESSIVE TRADING IN FUND SHARES

The Fund discourages excessive short-term trading that could be disruptive to the management of the Fund. When large dollar amounts are involved, a Fund may have difficulty implementing investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt a Fund’s performance and its shareholders.

15

Account Information

The Fund may, in it’s discretion, reject any purchase or exchange order from a shareholder if the Fund determines that the shareholder’s short-term trading activity is excessive. The Fund’s Board of Directors has approved policies and procedures designed to discourage excessive trading in Fund shares. For example, the Fund monitors purchase orders and investigates orders that exceed certain thresholds and attempt to confirm that the investment is not being made for a short-term. The Fund has the right to modify the market timing policy at any time without advance notice. The Fund seeks to apply market timing policies and procedures uniformly to all shareholders. The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts, however, it should be noted that the ability of the Fund to monitor and limit excessive short-term trading of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify market timers or curtail their trading practices.

SMALL ACCOUNT BALANCES / MANDATORY REDEMPTIONS

If your account balance in the Fund falls below $150,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $150,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

INVESTOR SERVICE FEES

Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Fund. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Fund or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

MAILING OF REGULATORY DOCUMENTS

The Fund’s practice is to “household,” or consolidate shareholder mailings of regulatory documents such as prospectuses, shareholder reports, and proxies to shareholders at a common address. This means that a single copy of these regulatory documents is sent to the address of record. If at any time you wish to receive multiple copies of the regulatory documents at your address, you may contact the Fund and the Fund will mail separate regulatory documents to each of your individual accounts within 30 days of your call.

PRIVACY POLICY

The Fund takes its shareholders’ personal privacy seriously. In order to provide financial products and services, the Fund may collect nonpublic personal information about their shareholders from the following sources:

➢

Information we receive from account documentation, including applications, contracts, and other forms which may include (but is not limited to) information such as a shareholder’s name, address, tax identification number or social security number, assets and income;

16

Account Information

➢

Information about shareholder transactions and communications with the Fund, its affiliates, agents or others which may include (but is not limited to) account numbers, balances, and transaction requests made through transfer agents, custodians or third party intermediaries.

The Fund does not disclose any nonpublic personal information about their shareholders or former shareholders to anyone outside the Fund’s organization except as necessary in order to provide services to their shareholders as permitted by law. For example, we may disclose nonpublic personal information about a shareholder to a non-affiliated company assisting the Fund in servicing accounts such as providing transfer agent services. To safeguard their shareholder’s personal information, the Fund insists that their service providers limit access to personal information to authorized employees and agents and maintain appropriate safeguards.

The Fund restricts access to their shareholders’ nonpublic personal information to those employees who need to know that information to provide products or services to their shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard their shareholders’ nonpublic personal information.

This privacy policy does not apply to a shareholder’s relationship with other financial service providers, such as broker dealers, custodians or other third party intermediaries.

17

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s net investment income are declared daily and paid monthly. Net investment income includes interest earned on bonds and other debt securities and dividends on stocks less operating expenses.

Capital gains, if any, are distributed at least once a year by the Fund. A capital gain occurs if the Fund sells portfolio securities for more than its cost. If you buy Fund shares just before a capital gain distribution, in effect, you “ buy the distribution.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

18

TAXES

Some of the tax consequences of investing in the Fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS

The Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, the Fund may invest up to 10% of its assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The Fund expects that its distributions will consist primarily of exempt-interest dividends. The Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS

The sale or exchange of your shares in the Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

19

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the shares of the Fund. This information is intended to help you understand the Fund’s financial performance for the past 5 years. Some of this information reflects financial results for a single Fund share. The total return in the table represents the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Financial Highlights — Sit High Income Municipal Bond Fund

	Year ended March 31, 2010	Year ended March 31, 2009	Year ended March 31, 2008	Three months ended March 31, 2007

Net Asset Value:
Beginning of period	$7.66	$9.12	$10.01	$10.00
Operations:
Net investment income (1)	.43	.44	.41	.08
Net realized and unrealized gains (losses) on investments	1.06	(1.46)	(.89)	.01
Total from operations	1.49	(1.02)	(.48)	.09
Distributions to Shareholders:
From net investment income	(.43)	(.44)	(.41)	(.08)
Net Asset Value:
End of period	$8.72	$7.66	$9.12	$10.01
Total investment return (2)	19.84%	(11.45%)	(4.89%)	0.90%
Net assets at end of period (000’s omitted)	$69,903	$33,702	$24,777	$9,480

Ratios (3):
Expenses (without waiver) (4)	0.91%	0.93%	1.14%	4.69%
Expenses (with waiver) (4)	n/a	0.85%	0.85%	0.85%
Net investment income (loss) (without waiver)	5.13%	5.18%	4.01%	(0.66%)
Net investment income (with waiver)	n/a	5.26%	4.30%	3.18%

Portfolio turnover rate	24.20%	29.27%	19.38%	0.00%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets (annualized).
Prior to March 31, 2009, total Fund expenses were limited to 0.85% of average daily net assets. During those periods, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

20

FOR MORE INFORMATION

If you have any questions about the Fund or would like more information, please contact the Fund as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (“ SAI”) and annual or semi-annual reports on the Fund’s website at www.sitfunds.com or by contacting the Fund as noted below.

The SAI contains more details about the Fund and their investment policies. The SAI is incorporated in this Prospectus by reference.

The annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent six- or 12-month periods, as applicable.

ONLINE

www.sitfunds.com or via email at info@sitinvest.com

TELEPHONE

(800) 332-5580
Investor Services Representatives are available Monday through Friday 7:30 to 5:30 p.m. Central Time.

MAIL

Regular Mail: Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940
Express Mail: Sit Mutual Funds, 101 Sabin Street, Pawtucket, RI 02860

TO WIRE MONEY FOR A PURCHASE

PNC Bank, Pittsburgh, PA
ABA #031000053
Account #86-0690-5556
Sit Mutual Funds
For Further Credit: (shareholder name)
Account Number: (fund name and account #)

CONTACT THE SEC

You can go to the SEC’s web site at www.sec.gov to view these and other documents that Sit Mutual Funds has filed electronically with the SEC.

For a duplicating fee, copies of such information may be obtained by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. In addition, information about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission 202-551-8090 for information.

1940 Investment Company Act File No.:
Sit Mutual Funds II, Inc. 811-04033

21

Part B
STATEMENT OF ADDITIONAL INFORMATION

SIT HIGH INCOME MUNICIPAL BOND FUND – SHMIX

3300 IDS Center, 80 South Eighth Street
Minneapolis, Minnesota 55402
www.sitfunds.com    800-332-5580
info@sitinvest.com     612-334-5888

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund’s Prospectus. Copies of the Fund’s Prospectus may be obtained from the Fund without charge by contacting the Fund’s by telephone at (612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, or by visiting the Fund’s website at www.sitfunds.com, or by visiting the SEC website at www.sec.gov. This Statement of Additional Information is dated August 1, 2010, and it is to be used with the Fund’s Prospectus dated August 1, 2010.

FUND BACKGROUND

Sit Mutual Funds are a family of twelve no-load funds managed by Sit Investment Associates, Inc., (the “Adviser”). This Statement of Additional Information is for the Sit High Income Municipal Bond Fund (the “Fund”).

The Fund is an open-ended fund, and operates as a diversified management investment company, as defined in the Investment Company Act of 1940.

The Fund is a series of Sit Mutual Funds II, Inc., which was incorporated in Minnesota on May 18, 1984.

ADDITIONAL INVESTMENT RESTRICTIONS

The investment objectives and investment strategies of the Fund are set forth in the Prospectus under “Fund Summary.” Set forth below are the fundamental investment restrictions and policies applicable to the Fund, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation.

Fundamental Investment Restrictions
The Fund is subject to the following restrictions which are fundamental. The Fund will not:
1.	Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
2.

Invest in real estate (including real estate limited partnerships), although it may invest in securities that are secured by or represent interests in real estate and may hold real estate received from an issuer in default or bankruptcy;

3.

Make loans except by (a) purchasing debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

4.	Underwrite the securities of other issuers;
5.

Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments, and not in excess of 33 1/3% of the Fund’s total net assets at the time of such borrowing. In the event that the principal amount of the Fund’s borrowing at any time exceeds 33 1/3% of the Fund’s total net assets, the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowing to an amount not in excess of 33 1/3% of the Fund’s total net assets;

6.	Invest more than 25% of its assets in a single industry; or
7.

Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as permitted within the Fund’s investment restrictions; or

8.	Invest less than 80% of its net assets in municipal securities that generate interest income exempt from regular federal income tax during normal market conditions.

Non-Fundamental Investment Restrictions
The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1.	Purchase on margin or sell short, except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.

Invest in the securities of other investment companies other than as permitted by Investment Company Act of 1940, as amended, or in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.	Write put options;
4.	Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by U.S. territorial possessions;

5.	Invest more than 15% of its net assets collectively in all types of illiquid securities;
6.	Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing; or
7.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;
8.

Invest more than 10% of its net assets in municipal securities that generate interest income subject to regular federal alternative minimum tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes);

9.

Invest more than 60% of the Fund’s net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase or determined to be of comparable quality by the Fund’s investment adviser at the time of purchase; or

10.

Invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings however, the Fund may invest up to 10% of the Fund’s net assets in non-rated securities for which the Fund’s Adviser has determined a comparable quality rating of lower than B3 or B-.

ADDITIONAL INVESTMENT POLICIES & RISKS

Set forth below are detailed descriptions of the various types of securities and investment techniques that the Adviser may use in managing the Fund, as well as risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund’s prospectus. Where a particular type of security or investment technique is not discussed in the Fund’s prospectus, that security or investment technique is not a principal investment strategy. The Fund may not invest in all of the securities or use all of the techniques described below. Additionally, the Fund may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s prospectus and/or Statement of Additional Information, as well as the federal securities laws.

Municipal Securities

The Fund invests in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation, and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds are issued to obtain funding for privately operated facilities (“private activity” bonds). Under current tax law, interest income earned by the Fund from certain private activity bonds is an item of “tax preference” which is subject to the alternative minimum tax when received by a shareholder in a tax year during which the shareholder is subject to the alternative minimum tax.

Municipal securities in which the Fund invests include securities that are issued by a U.S. state, territories or possessions of the U.S. and the District of Columbia and their agencies, instrumentalities, municipalities and political subdivisions, authorities thereof, and multi-state agencies. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper, and municipal leases.

Municipal Bonds. The Fund may invest in municipal bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Fund may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are backed only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source and not from the general taxing power.

Municipal Notes. The Fund may invest in municipal notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. The Fund may invest in municipal commercial paper. Municipal commercial paper generally matures in one year or less.

Housing Authority Bonds. The Fund may invest without limitation in obligations of municipal housing authorities which include both single-family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for federal income tax purposes of certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

Health Care Facility Revenue Obligations. The Fund may invest without limitation in health care facility bonds which include obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians’ confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs. Generally, Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider’s actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds. Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

Education Bonds. The Fund may invest in education bonds. The Fund currently invests in higher education bonds and in public education bonds issued by charter schools. Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. Public education bonds are obligations of issuers that operate primary and secondary schools. These issuers derive revenues primarily from grants from government education funding which is heavily dependent on ad valorem taxes.

An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; changes in student enrollment; its ability to raise tuition and fees; changes in donations received; and changes in state and federal education funding programs. An education bond issuer’s revenue coincides with enrollment and related demographics of enrollment.

Municipal Leases. Currently, the Adviser does not intend to invest more than 10% of the Fund’s net assets in municipal lease obligations, however, the Fund may invest up to 25% of its net assets in municipal lease obligations. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the Fund will invest, the Adviser will carefully evaluate the credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the “nonappropriation” risk, municipal leases have additional risk aspects because they represent a type of financing that has not yet developed the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized “bond counsel,” as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Directors. Under these guidelines, the Adviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer’s general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an “event of non-appropriation”), and 5) the legal recourse in the event of failure to appropriate.

Industrial Development Revenue Bonds. Currently, the Adviser does not intend to invest more than 15% of the Fund’s net assets in industrial development revenue bonds, however, the Fund may invest up to 25% of its net assets in industrial development revenue bonds. Industrial development revenue bonds (“revenue bonds”) are usually payable only out of a specific revenue source rather than from general revenues of the governmental entity. In addition, revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. Instead, the principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Land Secured Debt Transactions. Land secured debt transactions are generally municipal debt issues sold to finance public infrastructure improvements for residential, commercial, or industrial development. The debt is payable from and secured by taxes or assessments levied on the property, which, in turn, are secured by a lien on the property. The requirement to pay these assessments or taxes is usually a limited obligation of the property owner. To enforce this obligation, there is typically a government foreclosure or tax lien sale process subject to different provisions in different states. In most cases land secured debt is not rated by a nationally recognized statistical rating organization. Land secured debt is often issued in anticipation or at the beginning stages of development. Land secured debt transactions are known by a variety of names, such as Community Development Districts, Special Service Areas, and Special Assessment Districts.

Municipal Inflation-Protection Securities. The Fund may invest in inflation-protection securities which are fixed income securities issued by municipalities designed to provide protection against the negative effects of inflation. Generally, the securities are issued in two forms. One form accrues inflation into the principal value of the security. The other form pays out the inflation accruals as part of variable coupon payments that increase and decrease with changes in the consumer price index. The value of inflation-protection securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Bank Obligations
The Fund may invest in bank obligations. These include certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances and time deposits. “Bank” includes commercial banks, savings banks and savings and loan associations.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. The Fund may invest in Eurodollar certificates of deposit subject to the 25% limitation for concentration in any one industry. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity.

Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors’ money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

In addition, banks or dealers frequently sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund’s purchase of variable rate certificates of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized.

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

The Fund may invest in time deposits. Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

The bank money market instruments in which the Fund invests may be issued by U.S. commercial banks, foreign branches of U.S. commercial banks, foreign banks and U.S. and foreign branches of foreign banks. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the Fund’s portfolio may contain securities of foreign banks and foreign branches of domestic banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Fund only purchases certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Fund are generally in denominations far in excess of the dollar limitations on insurance coverage.

Commercial Paper and other Short-Term Debt Corporate Debt Securities
Short-term corporate debt instruments purchased by the Fund for temporary defensive purposes consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Other short-term corporate debt obligations may include fixed interest rate non-convertible corporate debt securities (i.e., bonds and debentures) with no more than 397 days remaining to maturity at date of settlement.

Obligations of, or Guaranteed by, the United States Government, its Agencies or Instrumentalities
The Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities for temporary defensive purposes. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities that are issued or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities which the Fund may purchase include the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. The U.S. Treasury is not obligated by law to provide support to all U.S. government instrumentalities and agencies, and the Fund will invest in securities which are not backed by the full faith and credit of the U.S. Treasury issued by such instrumentalities and agencies only when the Fund’s Adviser determines that the credit risk with respect to the instrumentality or agency issuing such securities does not make its securities unsuitable investments for the Fund.

The Fund may purchase securities that are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan.

Futures Contracts, Options, Options on Futures Contracts, and Swap Agreements
The Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. As a result of entering into futures contracts, no more than 10% of the Fund’s total assets may be committed to margin.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

The Fund may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Fund may, from time to time, write exchange-traded call options on debt securities, but the Fund will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Description of Futures Contracts. A futures contract sale creates an obligation by the Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which they enter into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as “contract markets”--approved for such trading by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The CFTC rules provide that a mutual fund does not have to register a “commodity pool” if the Fund uses commodity futures and options positions solely (1) for “bona fide hedging” purposes (as that term is used in the rules and regulations of the CFTC) or (2) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed five percent of the liquidation value of the Fund’s portfolio.

Risks in Futures Contracts. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the “yield curve” is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer-term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

Risks of Options. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund’s transactions involving options on futures contracts will be conducted only on recognized exchanges.

The Fund’s purchase or sale of put or call options and options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund’s portfolio securities.

The Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. The Fund may purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. The Fund may purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund’s cash can be used to buy long-term securities.

The Fund expects that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Fund’s quality standards.

Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Tobacco Settlement Asset-Backed Bonds

The Fund may invest in tobacco settlement asset backed bonds. The master settlement agreement of 1998 between the four major tobacco companies and 46 U.S. States, the District of Columbia, and several U.S. territories provides that the tobacco companies will pay more than $200 billion to the governmental entities over 25 years. Several governmental entities have securitized the future flow of these payments by selling bonds pursuant to indentures through distinct entities created by the governmental entity for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Payment on the Bonds, and thus risk to the Funds, is dependent on the receipt of future settlement payments to the governmental entities. The actual amount of future settlement payments is dependent on many factors, including but not limited to, cigarette consumption and the financial capability of participating tobacco companies.

Closed-End Investment Companies

The Fund may invest up to 10% of its assets in shares of closed-end investment companies that invest in Fund-eligible investments. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. If the Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses of the Fund (including management fees) and, indirectly, the expenses of such closed-end investment companies.

Tax Increment Supported Debt

The Fund may invest in tax increment supported debt securities. Tax increment financing uses increased tax revenues from the economic growth and improvement of an area to finance the current improvements that will generate the increased tax revenues. The tax revenues dedicated to finance the debt may consist of increased property or sales taxes. The amount of increased taxes generated is tied to the performance of the tax increment area.

Zero Coupon Securities

The Fund is permitted to invest in zero coupon securities. Such securities are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Repurchase Agreements

The Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which the Fund acquires the security (“collateral”) subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions. The Fund’s custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Fund’s risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Fund could suffer a loss. In addition, the Fund may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities that it has reviewed for credit worthiness to the Fund’s Directors at least quarterly for their approval.

Illiquid Securities

The Fund may invest up to 15% of its net assets in all forms of “illiquid securities.” An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment is valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Fund’s Directors. Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Variable and Floating Rate Notes

The Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders.

Risks of Investing in High Yield Securities

The Fund may invest up to 60% of its assets in securities rated below investment-grade. Securities rated below investment-grade are referred to as high yield securities or “junk bonds.” Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Diversification

As a fundamental policy, the Fund intends to operate as a “diversified” management investment company, as defined in the Investment Company Act of 1940, as amended. A “diversified” investment company means a company which meets the following requirements: At least 75% of the value of the company’s total assets is represented by cash and cash items (including receivables), “Government Securities”, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. “Government Securities” means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing. Additionally, the Fund has adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

For purposes of such diversification, the identification of the issuer of tax-exempt securities depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund’s total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.

Concentration Policy

As a fundamental investment policy, the Fund will not invest more than 25% of its assets in a single industry. As a non-fundamental investment policy, the Fund may invest without limitation in housing authority obligations, health care facility obligations or securities issued by governments or political subdivisions of governments.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the Fund’s total assets. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Fund will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for the Fund’s portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, the Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If the Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Although there can be no assurance that the risks described above will not adversely affect the Fund, the Adviser believes that the potential benefits that may accrue to the Fund as a consequence of securities lending will outweigh any such increase in risk.

Duration

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration incorporates a bond’s yield, coupon interest payments, final principal at maturity and call features into one measure. It measures the expected price sensitivity of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two years generally will fall by approximately two percent. The Adviser uses several methods to compute various duration estimates appropriate for particular securities held in portfolios.

Duration incorporates payments prior to maturity and therefore it is considered a more precise measure of interest rate risk than “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, and does not account for pre-maturity payments. Most debt securities provide coupon interest payments in addition to a final (“par”) payment at maturity, and some securities have call provisions which allow the issuer to repay the instrument in part or in full before the maturity date. Each of these may affect the security’s price sensitivity to interest rate changes.

For bonds that are not subject to calls prior to their maturity, duration is an effective measure of price sensitivity to changing interest rates. However, it does not properly reflect certain types of interest rate risk as bonds may be subject to optional or special mandatory redemption provisions that affect the timing of principal repayment and thus, the duration of the debt security. These provisions include refunding calls, sinking fund calls and prepayment calls. For example, while the stated final maturity of mortgage “pass-through” securities is generally 30 years, expected prepayment rates are more important in determining duration. Municipal bonds may also be subject to special redemption from unexpended proceeds, excess revenues, sale proceeds or other sources of funds, and municipal bonds may be advance refunded. Floating and variable rate debt securities may have final maturities of ten or more years, yet their interest rate risk corresponds to the frequency and benchmark index of the coupon reset. In such situations, the Adviser uses more sophisticated analytical techniques that incorporate these additional variables to arrive at a modified, effective, implied or average life duration to reflect interest rate risk. These techniques may involve the portfolio manager’s expectations of future economic conditions, and these assumptions may vary from actual future conditions. The various methods used to compute appropriate duration estimates for certain bond issues, particularly those that are traded infrequently and that have a low amount of outstanding debt such as municipal bonds, may require greater reliance on the use of such assumptions by the Adviser. Therefore, for those issues, the effective or implied duration may be a less accurate estimate of interest rate risk than it is for other types of bond issues.

Portfolio Turnover

Generally, the Fund will not trade in securities for short-term profits, but if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and may result in higher transaction costs for the Fund and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. The Fund’s turnover rate may vary from year to year. For additional information, refer to the “Brokerage” and “Taxes” sections below. The portfolio turnover rates for the Fund will be contained in the Financial Highlights tables in the prospectus.

RATINGS OF DEBT SECURITIES

Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor’s Rating Services (“S&P”), and Fitch Ratings (“Fitch”); or Aaa, Aa, A or Baa by Moody’s Investors Services (“Moody’s”). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moody’s or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Securities rated B by Moody’s are considered to generally lack characteristics of a desirable investment and the assurance of interest and principal payments over any long period of time may be small. S&P considers securities rated B to have greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal. Debt securities rated below investment grade are commonly known as junk bonds. See Appendix A and B for further information about ratings.

The commercial paper purchased by the Fund will consist only of obligations which, at the time of purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P, or F-1 by Fitch, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody’s or AA or higher by S&P or Fitch.

Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

ADDITIONAL INFORMATION ABOUT PURCHASING AND SELLING SHARES

Transactions Through Financial Intermediaries

If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, an investment advisor, a trust company, a bank, an insurance company separate account, or a sponsor of a fee based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly and which are outlined in the prospectus. These differences may include, but are not limited to: different eligibility standards to purchase and sell shares, different minimum and subsequent purchase amounts, different exchange and/or transfer limit guidelines and restrictions, and different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee.

If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary to determine what fees, guidelines, conditions and restrictions may be applicable to you.

Class U shares are available for purchase only through a financial intermediary that will maintain an omnibus account with the Fund for trading on behalf of its customers. The Fund will pay the financial intermediary a servicing fee equal to an annual rate of 0.15% of the average daily net assets of the Fund as set forth in the “Fees and Expenses” section of the prospectus. The servicing fee is paid as compensation for certain administrative and shareholder service expenses, including record keeping and sub-accounting shareholder accounts.

Suspension of Selling Ability
The Fund may suspend selling privileges or postpone the date of payment:

•	During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission (“SEC”);
•

During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;

•	For such other periods as the SEC may permit.

Telephone Transactions

Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Fund uses reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder’s address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Fund by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

Redemption-In-Kind

If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund’s shares, consistent with Rule 18(f)(1) of the Investment Company Act of 1940. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business. The customary national business holidays observed by the New York Stock Exchange and on which the Fund is closed are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of the Fund’s investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of the Fund will fluctuate.

Debt securities may be valued on the basis of prices furnished by one or more pricing services when the Adviser believes such prices accurately reflect the fair market value of such securities. Such pricing services utilize electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or if the Adviser believes they are unreliable, securities may be valued at fair value using methods selected in good faith by the Board of Directors. The types of securities for which such fair value pricing might be required include, but are not limited to: securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will materially affect net asset value, or the closing value is otherwise deemed unreliable; securities whose trading has been halted or suspended; debt securities that have gone into default and for which there is no current market value quotation; and securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value using methods selected in good faith by the Board of Directors.

On March 31, 2010, the net asset value and public offering price per share for the Fund was calculated as follows:

(net assets/shares outstanding) = net asset value (NAV) per share = public offering price per share.

	net assets	shares outstanding	NAV and public offering price
High Income Municipal Bond Fund	$69,903,424	8,015,239	$8.72

MANAGEMENT

The Sit Mutual Funds are a family of 12 no-load mutual funds (the “Funds”). This is the Statement of Additional Information for the Sit High Income Municipal Bond Fund. The other three bond funds and eight equity funds in the Sit Mutual Fund family of funds are described in separate Statements of Additional Information.

Board of Directors

Each of the corporate issuers of the 12 Sit Mutual Funds is organized as a Minnesota corporation. Minnesota law provides that the business and affairs of the Funds shall be managed by or under the direction of the Boards of Directors. The Board of Directors of each corporate issuer is comprised of the same directors. Roger J. Sit currently serves as the Chairman of the Boards and is an “interested person” of the Funds as defined in the Investment Company Act of 1940. The Directors have determined that the interested chair is appropriate and benefits shareholders because the interested chair is well qualified for the position and has a personal and professional stake in the quality and continuity of services provided to the Funds. Sidney L. Jones currently serves as the lead independent director. The term “independent” director refers to a director who is not an “interested person” of the Funds as defined in as defined in section 2(a)(19) of the Investment Company Act of 1940. The lead independent director’s responsibilities include presiding at meetings of the independent directors; approving agendas and schedules of such meetings; facilitating communication with independent directors and the full board of directors, management, service providers and committee chairs; serving as the main contact for the independent directors; and approving agendas and schedules of the full board meetings.

Independent directors are selected and nominated by the sitting independent directors, and elected by the full Board of Directors except for those instances when a shareholder vote is required. In evaluating director nominees, including any nominees recommended by shareholders, the Boards of Directors consider many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Boards of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other directors and will contribute to the diversity of the Board. The Board of Directors selects candidates which enhance the boards’ cumulative qualifications, skills, attributes and experience to appropriately oversee the actions of the Sit Mutual Funds’ service providers, decide upon matters of general policy and represent the long-term interests of shareholders.

The Sit Mutual Funds seek directors who have high ethical standards and the highest levels of integrity and commitment, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each director has a significant record of accomplishments in governance, business, not-for-profit organizations, government services, academia, law, accounting or other professions. Below is a brief discussion of the specific key experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he should serve as a director of the Sit Mutual Funds. Each director has served on the Board for the number of years listed below, Each director’s outside professional experience is outlined below.

The Boards of Directors have established an Audit Committee. The Audit Committee is composed entirely of independent directors. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee. The function of the Audit Committees is oversight. The primary responsibilities of the Audit Committee are to oversee the Fund’s accounting and financial reporting policies and practices; its internal controls over financial reporting, and the internal controls of the Fund’s accounting, transfer agency and custody service providers; to oversee the Fund’s financial reporting and the independent audit of the Fund’s financial statements; and to oversee, or, as appropriate, assist the full Boards’ oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent auditors and the full Boards of Directors. There were two meetings of the Audit Committee during the Funds’ last fiscal year. In addition, there were two conference calls held during the Funds’ last fiscal year for the purpose of reviewing and commenting on the draft semi-annual and annual reports to shareholders. The members of the Audit Committee include: Melvin C. Bahle, John P. Fagan, Sidney L. Jones, Bruce C. Lueck, Donald W. Phillips and Barry N. Winslow.

The day-to-day management of certain portions of the Funds’ operations and the associated risks are managed by and are the responsibility of contractual service providers, including the Adviser, transfer agent, fund accounting services, custodian, legal counsel, and auditors. With respect to the Boards’ oversight of risk, the Boards rely on reports and information received from such entities and other parties, including the Adviser, transfer agent, fund accounting service provider, custodian, chief compliance officer, legal counsel, and auditors. Despite the efforts of the Boards and the various parties that participate in the oversight of risk, not all risks will be identified or mitigated.

Information pertaining to the directors of the Funds is set forth below. Except as noted, the business address of each director is the same as that of the Adviser - 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota.

Name, Age and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
Interested Directors (2):
Roger J. Sit Age: 48 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel Age: 82 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.

Name, Age and Position with Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
Independent Directors:
Melvin C. Bahle Age: 91 Director	Director since 2005 or the Fund’s inception’s if later; Director Emeritus 1995 to 2005, and Director from 1984 to 1995.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 80 Director	Director since 2006 or the Fund’s inception if later.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana	12	None.
Sidney L. Jones Age: 76	Director from 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 69 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 62 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Barry N. Winslow Age: 62 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, July of 2008 to present; COO 2006 to 2007; President of the national charter, 2001 to 2006.	12	TCF Financial Corporation.

1)

Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

2)

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Director Key Experience and Qualifications Information:
Roger J. Sit

Roger Sit is Chairman, Chief Executive Officer, President and Global Chief Investment Officer of Sit Investment Associates, Inc. Mr. Sit joined the organization in January 1998 and worked closely with firm founder Gene Sit for over ten years. Roger directs investment management activities for Sit Investment Associates, a diverse financial asset management firm with capabilities in both domestic and international investment products. Prior to joining the firm, Roger was a Vice President and Senior Equity Research Analyst at Goldman Sachs & Co. in New York for seven years. Additionally, he was a Captain in the U.S. Air Force, serving six years active duty with financial management responsibilities at Headquarters Space Division. Roger graduated with Military Distinction from the U.S. Air Force Academy in 1984. He earned a M.S. in Systems Technology from the University of Southern California in 1987 and an M.B.A. with honors from the Harvard Graduate School of Business in 1991. Roger serves on the boards of Convergent Capital, the Minneapolis Institute of Arts and the Minneapolis Club.

Melvin C. Bahle

Mr. Bahle served in the Amphibious Corps during World War II where he was based in the South Pacific. After the war, Mr. Bahle began a 37-year career at Ralston Purina where he served as Vice President and Assistant to the Chairman of the Board of Ralston Purina Company until February 1984. Mr. Bahle received an LLB and BSc from St. Louis University. Mr. Bahle currently serves as financial consultant and director of several foundations and community organizations.

John P. Fagan

Mr. Fagan retired in 1992 as an Executive Vice President from Whitman Corporation, formerly IC Industries, now known as Pepsi America (which owned Midas International, Pepsi Cola General Bottlers, Hussman Corporation, Illinois Central Gulf Rail Road, Pneumo Corporation and Pet Foods). Mr. Fagan was one of the three-person Management Policy Committee, and all staff functions reported to him. Mr. Fagan attended Pace University with a dual degree in Accounting and Finance. He also completed the Advanced Management Program at Harvard. He has a Doctorate of Law degree from St. Joseph’s College in Rensselaer, Indiana. Mr. Fagan has served on the following boards: Board of Associated Banks of Chicago for 20 years; retired in 2000 and chaired the Audit Committee; the Board of Evanston Insurance Company for ten years; retired in 1992 and chaired the Audit Committee; and the Board of Trustees of the Illinois Institute of Technology in Chicago for ten years. He is currently serving as an honorary member on the Board of St. Joseph’s College in Rensselaer, Indiana.

William E. Frenzel

Mr. Frenzel has been a Guest Scholar since 1991 with the Brookings Institution, a research organization located in Washington D.C. Mr. Frenzel served for 20 years in the United States House of Representatives, representing a district in the State of Minnesota, where he was a Member of the House Ways and Means Committee and its Trade Subcommittee. Mr. Frenzel was also the Congressional Representative to the General Agreement on Tariffs and Trade (GATT), the Ranking Minority Member on the House Budget Committee, and a Member of the National Economic Commission. He also served in the Minnesota Legislature for eight years. Mr. Frenzel serves as a board member Sit Investment Associates, Inc., and Vice Chairman of the Eurasia Foundation. He has served as a member of several government policy committees, foundations and organizations. He served as a Board Member of the U.S.-Japan Foundation, Fellow of the Tax Foundation, Chairman of the Japan-America Society of Washington and vice chairman of the National Association of Japan-American Societies. As a guest scholar at Brookings, Mr. Frenzel has written extensively for the Brookings Review, the Institution’s quarterly journal.

Dr. Sidney L. Jones

After graduating from Utah State University, and serving as a Lieutenant in the U. S. Army, Dr. Jones earned MBA and Ph. D. degrees from Stanford University. He began his academic career at Northwestern University in 1960 and next joined the faculty of The University of Michigan, becoming a full professor in 1968. In 1969 he joined the Council of Economic Advisers to the President as a Senior Economist and Special Assistant to the Chairman. Subsequent government positions included: Minister-Counselor to NATO in the U. S. Foreign Service; Assistant Secretary of Commerce for Economic Policy; Deputy Assistant to the President for Economic Policy; Assistant Secretary of the Treasury for Economic Policy; Assistant to the Chairman of the Board of Governors of the Federal Reserve System; Under Secretary of Commerce for Economic Policy; and, a second tour as Assistant Secretary of the Treasury for Economic Policy. Other positions held include: Fellow, at the Woodrow Wilson Center for International Scholars, Smithsonian Institution; Resident Scholar, at the American Enterprise Institute; Adjunct Faculty of the Brookings Institution Center for Public Policy Education; and, the visiting faculties of Dartmouth College; Georgetown University; Rice University; Carleton College; Cornell University; Arizona State University; and The University of North Carolina. Dr. Jones served as an adviser to Lawrence and Company, Toronto, Canada, from 1993 through 2009. Dr. Jones is currently a lecturer for the Washington Campus Consortium of 17 Universities.

Bruce C. Lueck

Mr. Lueck served as the President and Chief Investment Officer of Okabena Investment Services, Inc., from 1985 through 2003, with responsibility for asset allocation, internal portfolio management, and outside manager and fund selection for a broadly diversified global investment program, including fixed income, traditional equities, venture capital, private equities, and non-traditional hedge funds and private partnerships. Prior to Okabena, Mr. Lueck spent seventeen years at IDS/American Express as an equity analyst, equity portfolio manager, President of IDS Advisory Corporation, and Senior Vice President and Board member of IDS. Mr. Lueck received his B.S. in Industrial Engineering in 1963 and his MBA in 1967, both from Stanford University. In the interim he spent two years in the Peace Corps in Ecuador. Business relationships: Zephyr Management, Inc. Board of Directors; University of Minnesota Foundation Investment Advisors Board; North Carolina Symphony Foundation; Zephyr Mexico; Zephyr Aurora and Zephyr Latin America Advisory Committees. Past Chairman of the Minnesota Orchestral Association’s Investment Committee and past member of the Orchestral Association’s Board of Directors and Executive Committee.

Donald Phillips

Mr. Phillips is the Founder and Chief Executive Officer of WP Global Partners, Inc. since 2005. Prior to forming WP Global Partners he was the Chief Investment Officer and CEO for WestAM and a member of WestAM’s Board of Directors; President of Forstmann-Leff International; seven years with Equity Group Investments; six years as the Chief Investment Officer for Ameritech Corporation; and 10 years as Director of Employee Benefits for Beatrice Companies. He has an M.B.A. in finance from Northern Illinois University and a B.A. in business from Western Illinois University.

Barry N. Winslow

Mr. Winslow is Vice-Chairman of TCF Financial Corporation, responsible for Wholesale Banking. Previously, he was CEO of TCF National Bank. Since joining TCF in 1987, he has also served as President of TCF’s Minnesota, Michigan and Illinois banks. Prior to joining TCF he was with Huntington National Bank, his last position as Senior Vice President, Corporate Banking. During his banking career he has also served as an adjunct finance instructor at several universities, including Ohio State, Cincinnati, Xavier and North Texas. He served as a First Lieutenant in the U.S. Army and is a Vietnam veteran. Mr. Winslow received his BA and MBA from Ohio State University and is a graduate of the Stonier Graduate School of Banking. He is a board member of TCF and the Minnesotans’ Military Appreciation Fund.

Corporate Officers

The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the officers of the Funds is set forth below. Except as noted, the business address of each officer is the same as that of the Adviser - 3300 IDS Center, Minneapolis, Minnesota.

Name, Age and Position with the Funds	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Roger J. Sit Age: 48 Chairman and President	Chairman since 10/08; Officer since 1998.

Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).

Michael C. Brilley Age: 65 Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.
Debra A. Sit Age: 49 Vice President – Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.
Mark H. Book Age: 47 Vice President – Investments of U.S. Govt. Fund only.	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.
Bryce A. Doty Age: 43 Vice President – Investments of U.S. Govt. Fund only.	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SF.
Paul J. Jungquist Age: 48 Vice President – Investments of Tax-Free, & MN Tax-Free Funds only.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.
Paul E. Rasmussen Age: 49 Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.
Michael J. Radmer 50 South Sixth St. Minneapolis, MN 55402 Age: 65 Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.
Carla J. Rose Age: 44 Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.
Kelly K. Boston Age: 41 Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.

Portfolio Managers

The Fund’s investment decisions are made by a team of portfolio mangers and analysts who are jointly responsible for the day-to-day management of the Fund. The Fund’s portfolio management team is led by Michael C. Brilley, Senior Vice President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Paul J. Jungquist, Vice President of the Adviser.

Other Accounts Managed by Portfolio Management Team, as of March 31, 2010:

Type of account	Total number of accounts	Total assets	Number of accounts included in total with performance based advisory fee	Assets of accounts included in total with performance based advisory fee
Michael C. Brilley

Registered investment companies	6	1,816,081,749	None	0

Other pooled investment vehicles	9	143,300,140	7	132,935,888

Other accounts	152	4,625,973,608	14	227,325,476
Total	167	6,585,355,497	21	360,261,364

Debra A. Sit

Registered investment companies	2	439,909,295	None	0

Other pooled investment vehicles	1	5,535,711	None	0

Other accounts	26	233,033,320	None	0
Total	29	678,478,326	None	0

Paul J. Jungquist

Registered investment companies	4	1,046,108,301	None	0

Other pooled investment vehicles	2	25,486,304	1	19,950,593

Other accounts	27	1,007,173,540	1	1,888,972
Total	33	2,078,768,145	2	21,839,565

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. Sit may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Fund.

Compensation of Investment Professionals

The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Fund receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of subjective and objective factors, including: the annual composite investment performance (pre-tax) of the Adviser’s accounts (which may include one or more of the Sit Mutual Funds) relative to the investment accounts’ benchmark index (including the primary benchmark of a Fund included in the composite, if any); the Adviser’s growth in assets under management from new assets (which may include assets of a Fund); profitability of the Adviser; and the quality of investment research efforts. Contributions made to the Adviser’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

Fund Shares Owned by Portfolio Management Team
The table below indicates the dollar range of ownership in the Fund by each member of the portfolio management team as of March 31, 2010.

Name of Portfolio Manager	High Income Municipal Bond Fund
Michael C. Brilley	$0
Debra A. Sit	$0
Paul J. Jungquist	$0

Fund Shares and Other Interests Owned by Directors

The table below indicates the dollar range of ownership in the Fund by each member of its Board of Directors as of the most recent calendar year end, December 31, 2009. The Directors’ aggregate dollar range of ownership of funds in the Sit Mutual Fund family of funds as of December 31, 2009 is also indicated in the table below.

Name of Director	High Income Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the 12 Sit Mutual Funds
Roger J. Sit (1)	$0	Over $100,000
William E. Frenzel (1)	$0	Over $100,000
Melvin C. Bahle	$0	Over $100,000
John P. Fagan	$0	Over $100,000
Sidney L. Jones	$0	Over $100,000
Bruce C. Lueck	$0	Over $100,000
Donald W. Phillips	$0	Over $100,000
Barry N. Winslow (2)	$0	$0

1)	Director deemed to be an “interested person” of the Fund as that term is defined by the Investment Company Act of 1940.
2)	Mr. Winslow was elected Director at the February 14, 2010 Board Meeting.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment adviser or principal underwriter of the Fund and (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund. Information provided is as of December 31, 2009.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Melvin C. Bahle	—	—	—	—	—
John P. Fagan	—	—	—	—	—
Sidney L. Jones	—	—	—	—	—
Bruce C. Lueck	—	—	—	—	—
Donald W. Phillips	National Financial Services FBO Donald W. Phillips (IRA)	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$214,607	2.6%
	National Financial Services FBO Donald W. Phillips (Profit Sharing Plan)	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$34,928	0.4%
Barry N. Winslow (3)	—	—	—	—	—

1)	Sit Investment Associates, Inc. holds Class A and Class B Membership Interests in the Fund.
2)	Membership interest in Limited Liability Company.
3)	Mr. Winslow was elected Director at the February 14, 2010 Board Meeting.

Compensation of Directors

The following table sets forth the aggregate compensation received by each Director from each Fund and from all twelve of the Sit Mutual Funds for the fiscal year ended March 31, 2010. The Sit Funds as a group paid each Director, who is not also an officer, an annual total fee of $30,000, $2,500 for each meeting attended, and provided reimbursement for travel and other expenses. Each Director that is a member of the Sit Funds’ Audit Committee was paid $1,000 for each Audit Committee meeting attended. The Audit Committee Chairman is paid a $3,750 chairman fee, and the Lead Independent Director is paid a $3,750 lead director fee. Audit Committee meetings are held at least twice a year. Mr. Jones serves as the Lead Independent Director and Chair of the Audit Committee and Mr. Bahle, Mr. Fagan, Mr. Lueck, Mr. Phillips, and Mr. Winslow are Audit Committee members. Mr. Winslow was elected Director at the February 14, 2010 Board Meeting. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

Name of Director	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Melvin C. Bahle	$3,231	None	None	$42,000
John P. Fagan	$3,231	None	None	$42,000
William E. Frenzel	$3,077	None	None	$40,000
Sidney L. Jones	$4,750	None	None	$57,000
Bruce C. Lueck	$3,231	None	None	$42,000
Donald W. Phillips	$3,231	None	None	$42,000
Barry N. Winslow	$833	None	None	$10,000

Code of Ethics

The Fund and its investment adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER

The Adviser has served as the investment adviser for the Fund since the inception of the Fund.

Investment Management Agreement

The Fund’s Investment Management Agreement provides that the Adviser will manage the investment of the Fund’s assets, subject to the applicable provisions of the Fund’s articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund’s current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. Under the Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under the Agreement to report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund’s investment policies. The Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as Directors, officers or employees of the Fund if duly elected to such positions by the shareholders or Directors of the Fund.

The Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by the Adviser, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to director and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the issuer on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to Fund’s shareholders.

Pursuant to the Agreement with the Fund, the Adviser receives a monthly fee from the Fund calculated at an annual rate of 0.60%, based on the average daily net assets of Fund during the year.

Effective with the inception of the Fund (December 31, 2006) through March 31, 2009, the Adviser voluntarily waived fees and reimbursed other fund expenses so that total operating expenses, after waiver, did not exceed 0.85% of average daily net assets. In determining the Adviser’s obligation to waive fees and/or reimburse expenses, interest, taxes, acquired fund fees and extraordinary items as determined by the Independent Directors are not taken into consideration and could cause the Fund’s expenses to exceed the amounts reflected above.

The Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the Fund’s Board of Directors or shareholders and by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is terminable upon 60 days’ written notice by the Adviser or the Fund and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Set forth below is the investment management fee paid by the Fund during the fiscal years ended March 31, 2010, 2009, and 2008 and other fees and expenses paid by the Fund during such year and fees and expenses of the Fund waived or paid by the Adviser during such year:

	2010	2009	2008
Investment Advisory Fee	$322,291	$199,922	$94,018
Other Expenses	169,527	111,259	84,068
Fee Waived	—	(27,958)	(44,894)
Net Fund Expense	491,818	283,223	133,192

Re-Approval of Investment Management Agreement

At a meeting held on October 19, 2009, the Fund’s Board of Directors, including a majority who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund, approved for another one-year period the Fund’s Investment Management Agreement entered into by and between Sit Investment Associates, Inc. and the issuer of the Fund, Sit Mutual Funds II, Inc. dated November 1, 1992.

DISTRIBUTOR

Sit Mutual Funds II, Inc., on behalf of the Fund, has entered into an Underwriting and Distribution Agreement with SIA Securities Corp. (“Securities”), an affiliate of the Adviser, pursuant to which Securities acts as the Fund’s principal underwriter. Securities markets the Fund’s shares only to certain institutional investors and all other sales of the Fund’s shares are made by the Fund. The Adviser will pay all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. The Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund’s Directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days’ notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Fund. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Fund.

BROKERAGE

Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for the Fund. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include an account trading and order management system and analyses and reports concerning investment issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of certain accounts. Some services may require the use of hardware provided by the information provider. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services it receives generally benefits several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it in managing the Fund. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays commissions higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage (“brokerage/services arrangements”). Under a typical brokerage/service arrangement, a broker agrees to pay the Fund’s custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. The Adviser does not intend to enter into such brokerage/service arrangements on behalf of the Fund.

Fund management does not currently anticipate that the Fund will effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Fund or the Adviser.

The Adviser has entered into agreements with Capital Institutional Services, Inc. (“CIS”), and Autranet, Inc. (“AI”), unaffiliated registered broker-dealers. All transactions placed with CIS and AI are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, and investment research information from (but not limited to) Egan-Jones Rating Company, Fitch Ratings, Moody’s Investors Service Inc., Municipal Market Data, Standard & Poor’s, Bloomberg, L.P., Institutional Investor, TradWeb Service, Ried, Thurnberg & Co., Inc., and Stone & McCarthy Research Associates.

Investment decisions for the Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Fund or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to the Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable.

Brokerage commissions paid by the Fund for the fiscal years ended March 31, 2010, 2009 and 2008 were $850, $2,552 and $2,145, respectively.

PROXY VOTING

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy, and oversees and manages the day-to-day operations of the Adviser’s Proxy Voting Policies.

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it’s designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser’s vote. The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy Guidelines in the best interests of the Fund.

The Adviser has retained an independent third party (the “Service Firm”) to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund’s best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser’s personnel; disclose the conflict to the Fund’s board of Directors and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Fund in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Board with periodic reports regarding the Fund’s compliance with the policies.

Complete portfolio holdings will be included in the Fund’s annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Fund’s reports will be available on the Fund’s website. The Fund files its complete portfolio holdings with the SEC within 60 days after the end of its first and third quarters on Form N-Q. Copies of the Fund’s reports and Forms N-Q are available free on the EDGAR Database on the SEC’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-942-8090, by making an e-mail request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-01102.

A complete portfolio holdings report as of the end of each calendar quarter is available to all shareholders, prospective shareholders, intermediaries that distribute the Fund’s shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. A copy of the report may be obtained by contacting an Investor Service Representative.

The Fund’s Chairman and the Global Chief Investment Officer of Sit Investment Associates, Inc. (“SIA”) (the Fund’s investment adviser) may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that a.) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Fund; b.) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and c.) the Fund provides a report of the disclosure to the Board of Directors at the Board’s next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Fund’s service providers, including the Adviser, the Fund’s auditor, counsel, accountant, transfer agent, proxy voting service provider (Institutional Shareholder Services, Inc.) or custodian, who require access to such information in order to fulfill their contractual duties to the Fund.

Information regarding the Fund’s aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in the Fund’s quarterly portfolio holdings report.

The Fund, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following persons owned of record or beneficially 5% or more of the Fund’s outstanding shares as of May 12, 2010:

Person	Record Only	Beneficially Only	Record & Beneficially
Charles Schwab & Co., Special Custody Acct FBO Cust., 101 Montgomery Street, San Francisco, C A	26%

National Financial Services, FBO Cust., One World Financial Center , 200 Liberty Street, New York, NY	35%

NAIDOT & Co., FBO Melissa Fairgrieve Rev Trust, 100 Woodbridge Center Dr., Woodbridge NJ	6%

As of May 12, 2010, the officers and Directors of the Fund, as a group, did not own any shares of the Fund.

TAXES

The Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stocks, securities, or currency; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund’s total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

The Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares.

If the Fund pays any distributions from taxable interest income or from net short-term capital gains, such distributions will be taxable as ordinary income and will not qualify as “qualified dividends” that are currently taxed at the preferential rates for long-term capital gains.

When shares of the Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of the Fund held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Any loss on the sale or exchange of shares of the Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of the Fund.

The Fund intends to take all actions required under the Code to ensure that the Fund may pay “exempt-interest dividends.” Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund’s shareholders. The Fund’s present policy is to designate exempt-interest dividends annually. The Fund will calculate exempt-interest dividends based on the average annual method and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax return. Distributions paid from other taxable interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

For federal income tax purposes, an alternative minimum tax (“AMT”) is imposed on taxpayers to the extent that such tax exceeds a taxpayer’s regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. The Fund may invest up to 10% of its net assets in securities that generate interest that is treated as an item of tax preference. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in the Fund will be subject to the tax will depend upon each shareholder’s individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

In addition, shareholders who are or may become recipients of Social Security benefits should be aware that exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Future tax legislation could further restrict or eliminate the federal income tax exemption for tax-exempt securities. The Fund cannot predict what additional legislation may be enacted that may affect shareholders. Further, if a tax-exempt security in the Fund’s portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

If the Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Furthermore, if the Fund invests in inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Because the Fund is required to distribute substantially all of its net investments income (including accrued original issue discount), the Fund investing in either zero coupon bonds or inflation protection securities may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or to liquidate securities.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

CAPITALIZATION AND VOTING RIGHTS

Sit Mutual Funds II, Inc. is a Minnesota corporation and the issuer of the Fund’s shares. The Fund has only one class of common shares. Sit Mutual Funds II, Inc. is organized as a series fund and is also the corporate issuer of the Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund. Sit Mutual Funds II, Inc has one trillion shares of common stock authorized and a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each series: Series A Common Shares, which represent shares of Tax-Free Income Fund; Series B Common Shares, which represent shares of Minnesota Tax-Free Income Fund; and Series C Common Shares, which represent shares of the Sit High Income Municipal Bond Fund. The Board of Directors of Sit Mutual Funds II, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of the Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of the Fund. The shares of the Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Fund is not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Fund to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts.

FINANCIAL STATEMENTS

The financial statements included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2010 are incorporated by reference in this Statement of Additional Information.

OTHER INFORMATION

Custodian; Transfer Agent; Counsel; Accountants

PNC Trust Company, 8800 Tinicum Boulevard, Third Floor, Philadelphia, Pennsylvania 19153, acts as custodian of the Funds’ assets and portfolio securities; PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, Rhode Island 02860 is the Transfer Agent for the Fund; Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402, is the independent General Counsel for the Funds; and KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Funds’ independent registered public accounting firm.

LIMITATION OF DIRECTOR LIABILITY

The Directors of the Fund are governed by Minnesota law. Under Minnesota law, each director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care”. Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

APPENDIX A - Bond And Commercial Paper Ratings

BOND RATINGS
Moody’s Investors Service, Inc.
Aaa	Judged to be the best quality, carry the smallest degree of investment risk
Aa	Judged to be of high quality by all standards
A	Possess many favorable investment attributes and are to be considered as higher medium grade obligations
Baa	Medium grade obligations. Lack outstanding investment characteristics.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.
Caa	May be present elements of danger with respect to principal or interest or may be in default.
Ca	Represent obligations which are speculative in a high degree. Often in default.
C	Demonstrate the weakest creditworthiness relative to other issuers, regarded as having extremely poor prospects of attaining any real investment standing.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through B. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s
AAA	Highest grade obligations and possess the ultimate degree of protection as to principal and interest
AA	Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree
A

Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe

BBB	Considered investment grade with adequate capacity to pay interest and repay principal.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
CCC	Has a vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
CC	Highly vulnerable to nonpayment.
C	Highly vulnerable to nonpayment, and a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through BB. The indicators show relative standing within the major rating categories.

Fitch Ratings
AAA	Highest credit quality with exceptional ability to pay interest and repay principal
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
CCC	Identifiable characteristics which if not remedied may lead to default. Ability to meet obligations requires an advantageous business and economic environment.
CC	Minimally protected bonds. Default in payment of interest and/or principal seems probable over time.
C	Imminent default in payment of interest or principal
+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

COMMERCIAL PAPER RATINGS
Moody’s
Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s
The rating A-1 is the highest commercial paper rating assigned by Standard & Poor’s. The modifier “+” indicates that the security is in the higher end of this rating category.

Fitch Ratings
F-1+	Exceptionally strong credit quality
F-1	Strong credit quality

APPENDIX B - Municipal Bond, Municipal Note And Tax-Exempt Commercial Paper Ratings

MUNICIPAL BOND RATINGS
Moody’s Investors Services, Inc.:
Aaa	Best quality; carry the smallest degree of investment risk.
Aa	High quality; margins of protection not quite as large as the Aaa bonds.
A	Upper medium grade; security adequate but could be susceptible to impairment.
Baa	Medium grade; neither highly protected nor poorly secured--lack outstanding investment characteristics and sensitive to changes in economic circumstances.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.
Caa	May be present elements of danger with respect to principal or interest or may be in default
Ca	Represent obligations which are speculative in a high degree. Often in default.
C	Demonstrate the weakest creditworthiness relative to other issuers, regarded as having extremely poor prospects of attaining any real investment standing.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s:
AAA	Highest rating; extremely strong security.
AA	Very strong security; differs from AAA in only a small degree.
A	Strong capacity but more susceptible to adverse economic effects than two above categories.
BBB	Adequate capacity but adverse economic conditions more likely to weaken capacity.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
CCC	Has a vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
CC	Applied to debt subordinated to senior debt
C	Applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating
Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Fitch Ratings:
AAA	Highest credit quality with exceptional ability to pay interest and repay principal.
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
CCC	Identifiable characteristics which if not remedied may lead to default. Ability to meet obligations requires an advantageous business and economic environment.
CC	Minimally protected bonds. Default in payment of interest and/or principal seems probable over time.
C	Imminent default in payment of interest or principal
+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

MUNICIPAL NOTE RATINGS
Standard & Poor’s:
Rating	Definition
SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.

Moody’s Investors Service, Inc.:
Rating*	Definition
MIG 1	Best quality.
MIG 2	High quality.
MIG 3	Favorable quality.
MIG 4	Adequate quality.

* A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody’s with the use of the symbols VMIG1 through VMIG4.

TAX-EXEMPT COMMERCIAL PAPER RATINGS
Standard & Poor’s:
Rating	Definition
A-1+	Highest degree of safety.
A-1	Very strong degree of safety.

Moody’s Investors Service, Inc.:
Rating	Definition
Prime 1(P-1)	Superior capacity for repayment.

Part C

Other Information

Item 23.	Exhibits

(a)	Articles of Incorporation
Incorporated by reference to Post-Effective Amendment No. 12 and No. 34 to the Fund’s Registration Statement.

(b)	Bylaws
Incorporated by reference to Post-Effective Amendment No. 34 to the Fund’s Registration Statement

(c)	Instruments Defining Rights of Security Holders
Not applicable.

(d)	Investment Advisory Contract
Incorporated by reference to Post-Effective Amendment No. 34 to the Fund’s Registration Statement.

(e)	Underwriting Contracts
Incorporated by reference to Post-Effective Amendment No. 16 to the Fund’s Registration Statement.

(f)	Bonus or Profit Sharing Contracts
Not applicable.

(g)	Custodian Agreement
Incorporated by reference to Post-Effective Amendment No. 31 to the Fund’s Registration Statement.

(h.1)	Other Material Contracts: Transfer Agency and Services Agreement
Incorporated by reference to Post-Effective Amendment No. 27 and No. 34 to the Fund’s Registration Statement.

(h.2)	Other Material Contracts: Accounting Services Agreement
Incorporated by reference to Post-Effective Amendment No. 29 and No. 34 to the Fund’s Registration Statement.

(h.3)	Other Material Contracts: Administrative Services Agreement
Incorporated by reference to Post-Effective Amendment No. 34 to the Fund’s Registration Statement.

(i)	Legal Opinion
Incorporated by reference to Post-Effective Amendment No. 34 to the Fund’s Registration Statement.

(j)	Other Opinion: Consent of KPMG LLP
Filed herewith.

(k)	Omitted Financial Statements
Not applicable.

(l)	Initial Capital Agreements
Not applicable.

(m)	Rule 12b-1 Plan
Not applicable.

(n)	Rule 18f-3 Plan
Incorporated by reference to Post-Effective Amendment No. 34 to the Fund’s Registration Statement.

(o)	Reserved.

(p)	Codes of Ethics
Incorporated by reference to Post-Effective Amendment No. 34 to the Fund’s Registration Statement.

(q)	Power of Attorney
Filed herewith. Also incorporated by reference to Post-Effective Amendment No. 37 to the Fund’s Registration Statement.

Item 24.	Persons Controlled by or Under Common Control with Registrant

          See the section of the Prospectus entitled “Investment Adviser” and the section of the Statement of Additional Information entitled “Investment Adviser.”

Item 25.	Indemnification

          The Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

          The Registrant may indemnify its officers and directors and other “persons” acting in an “official capacity” (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director’s eligibility to be indemnified.

          In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a)	has not received indemnification for the same conduct from any other party or organization;
(b)	acted in good faith;
(c)	received no improper personal benefit;
(d)	in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;

(e)	reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and
(f)

had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

          If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 26.	Business and other Connections of Investment Adviser

          Sit Investment Associates, Inc. (the “Adviser”), serves as the investment adviser. Below is a list of the officers and directors of the Adviser and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Frederick Adler	Director of the Adviser; Of Counsel, Fulbright & Jaworski, 666 5th Avenue, New York, NY 10103

William Frenzel	Director of the Adviser; Director of the Sit Mutual Funds; Senior Visiting Scholar at the Brookings Institution, 1775 Massachusetts Avenue N.W., Washington, D.C. 20036

Ralph Strangis	Director of the Adviser; Partner, Kaplan, Strangis & Kaplan, 90 South 7th Street, Suite 5500, Minneapolis, MN 55402

(continued)

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit

Chairman, President, CEO and Global CIO of the Adviser; President, Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Michael C. Brilley	Senior Vice President and Senior Fixed Income Officer of the Adviser; President and Chief Fixed Income Officer of SF.

Kent L. Johnson	Senior Vice President - Research & Investment Management of the Adviser

Denise A. Anderson	Vice President – Research & Investment Management of the Adviser

Debra K. Beaudet	Vice President - Staff Operations of the Adviser

John M. Bernstein	Vice President – Research & Investment Management of the Adviser

David A. Brown	Vice President – Research & Investment Management of the Adviser

Joe R. Eshoo	Vice President – Research & Investment Management of the Adviser

Janet K. Kinzler	Vice President – Research & Investment Management of the Adviser

Matt T. Loucks	Vice President – Research & Investment Management of the Adviser

Tasha M. Murdoff	Vice President – Research & Investment Management of the Adviser

Paul E. Rasmussen

Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose

Vice President - Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Debra A. Sit	Vice President - Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.

Raymond E. Sit	Vice President – Research & Investment Management of the Adviser

Robert W. Sit	Vice President - Research & Investment Management of the Adviser

Ronald D. Sit	Vice President - Research & Investment Management of the Adviser

Michael J. Stellmacher	Vice President - Research & Investment Management of the Adviser

Item 27.	Principal Underwriters

          The Distributor for the Registrant is SIA Securities Corp., 3300 IDS Center, Minneapolis, MN 55402, an affiliate of the Adviser, which distributes only shares of the Registrant.

          Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address

Roger J. Sit

Chairman, President, CEO and Global CIO of the Adviser; President, Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Paul E. Rasmussen

Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose

Vice President - Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Kelly K. Boston	Staff Attorney of the Adviser; Secretary of the Distributor; Assistant Secretary & Assistant Treasurer of the Sit Mutual Funds.

Item 28.	Location of Accounts and Records

          The Custodian for the Registrant is PFPC Trust Company, 8800 Tinicum Boulevard, Third Floor, Philadelphia, PA 19153. The Transfer Agent for each Registrant is PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860. Other books and records are maintained by the Adviser, which is located at 3300 IDS Center, Minneapolis, MN 55402.

Item 29.	Management Services

          Not applicable

Item 30.	Undertakings

          Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 24th day of May 2010.

SIT MUTUAL FUNDS II, INC. (Registrant)

By	/s/ Roger J. Sit
Roger J. Sit, Chairman

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title

/s/ Roger J. Sit	Dated: May 24, 2010
Roger J. Sit, Chairman
(Principal Executive Officer)

/s/ Paul E. Rasmussen	Dated: May 24, 2010
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

Melvin C. Bahle, Director*

John P. Fagan, Director*

William E. Frenzel, Director*

Sidney L. Jones, Director*

Bruce C. Lueck, Director*

Donald W. Phillips, Director*

Barry N. Winslow, Director**

/s/ Roger J. Sit	Dated: May 24, 2010
Roger J. Sit, Attorney-in-fact
*Pursuant to a power of attorney previously filed with the Commission
** Pursuant to a power of attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit	Page No.

(j)	Consent of Independent Registered Public Accounting Firm	C-8

(q)	Power of Attorney	C-9